M3SIXTY INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2026 (Unaudited)

COMMON STOCK - 83.55%	Shares	Value

Banks - 3.90%
Citigroup, Inc.	3,000	$394,860
Morgan Stanley	1,000	213,320
		608,180
Biotechnology - 5.46%
Halozyme Therapeutics, Inc. (a)	8,000	851,920

Distribution & Wholesale - 2.18%
WESCO International, Inc.	1,000	340,400

Diversified Financial Services - 7.24%
Acadian Asset Management, Inc.	8,000	753,600
Pershing Square, Inc.	7,000	300,440
Up Fintech Holding Ltd. - China - ADR (a)	15,000	75,600
		1,129,640
Energy - Alternate Sources - 6.73%
First Solar, Inc. (a)	2,500	504,750
Gevo, Inc. (a)	175,000	290,500
Solv Energy, Inc. - Class A (a)	10,000	255,200
		1,050,450
Healthcare - Products - 2.98%
Sensus Healthcare, Inc. (a)	131,500	465,510

Insurance - 3.53%
Kingstone Cos., Inc.	28,000	550,200

Internet - 15.43%
Alibaba Group Holding Ltd. - Hong Kong - ADR	2,500	285,050
Alphabet, Inc. - Class C	1,000	335,410
Amazon.com, Inc. (a)	1,000	259,770
Baidu, Inc. - China - ADR (a)	2,500	238,200
Lyft, Inc. - Class A (a)	20,000	338,000
Meta Platforms, Inc. - Class A	1,000	572,340
Uber Technologies, Inc. (a)	5,000	378,250
		2,407,020
Leisure Time - 3.85%
Carnival Corp.	13,000	310,570
Norwegian Cruise Line Holdings Ltd. (a)	18,000	290,520
		601,090
Metal Fabricate & Hardware - 2.38%
Xometry, Inc. - Class A (a)	4,000	370,760

Oil & Gas - 3.30%
EQT Corp.	9,500	514,710

Pharmaceuticals - 2.60%
AstraZeneca PLC - Great Britain	2,500	405,325

Pipelines - 1.78%
Delek Logistics Partners LP	5,000	277,350

M3SIXTY INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2026 (Unaudited)

COMMON STOCK - 83.55% (continued)	Shares	Value

REITS - 0.67%
Janus Living, Inc. - Class A-1	3,500	$104,125

Semiconductors - 2.83%
NVIDIA Corp.	2,000	441,560

Shipbuilding - 1.87%
Huntington Ingalls Industries, Inc.	1,000	291,200

Software - 7.43%
Manhattan Associates, Inc. (a)	2,000	446,380
Yalla Group Ltd. - UAE - ADR (a)	130,000	713,700
		1,160,080
Telecommunications - 3.19%
Cisco Systems, Inc.	4,500	497,205

Toys, Games & Hobbies - 3.58%
Nintendo Co. Ltd. - Japan - ADR	40,000	558,800

Water - 2.62%
York Water Co.	12,000	408,960

TOTAL COMMON STOCK (Cost $12,002,306)		13,034,485

PREFERRED STOCK - 3.44%

Diversified Financial Services - 2.85%
Mount Logan Capital, Inc., 8.00%, due 01/31/2031	20,000	445,000

Electronics - 0.59%
PPL Corp., 7.00%, due 02/15/2029	2,000	92,320

TOTAL PREFERRED STOCK (Cost $600,000)		537,320

EXCHANGE-TRADED FUND - 3.77%

Equity Fund - 3.77%
Global X Silver Miners ETF	6,000	587,700

TOTAL EXCHANGE-TRADED FUND (Cost $286,020)		587,700

GOVERNMENT BOND - 3.19%	Principal

U.S. Treasury Note, 3.75%, due 08/15/2027 (b)	$500,000	497,793

TOTAL GOVERNMENT BOND (Cost $498,137)		497,793

	Shares
CLOSED-END FUND - 0.51%
Pershing Square USA Ltd. (a)	2,000	78,800

TOTAL CLOSED-END FUND (Cost $99,980)		78,800

M3SIXTY INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

August 31, 2026 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENT - 5.26%
Federated Hermes Government Obligations Fund - Institutional Shares, 3.51% (c)	820,290	$820,290

SHORT-TERM INVESTMENT (Cost $820,290)		820,290

INVESTMENTS AT VALUE (Cost $14,306,733) - 99.72%		$15,556,388

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.28%		43,868

NET ASSETS - 100.00%		$15,600,256

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for options written and other anticipated short positions/holdings as opportunities present themselves from a portfolio construction and risk mitigation/hedging perspective.

(c) Rate shown represents the 7-day effective yield at August 31, 2026, is subject to change and resets daily.

The following abbreviations are used in this portfolio:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

LP - Limited Partnership

Ltd. - Limited

PLC - Public Limited Company

UAE - United Arab Emirates

The accompanying notes are an integral part of these financial statements.

M3Sixty Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

August 31, 2026 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the M3Sixty Income and Opportunity Fund (the “Fund”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to M3Sixty Capital, LLC (the “Adviser”) to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock, preferred stock, closed-end funds (“CEFs”) and exchange-traded funds (“ETFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value and are categorized as Level 1.

M3Sixty Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

August 31, 2026 (Unaudited)

Fair Value Measurements (continued)

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

The SEC adopted Rule 2a-5 under the 1940 Act, which established an updated regulatory framework for registered investment company fair valuation practices. Under the rule a greater number of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices were updated to comply with Rule 2a-5. Specifically, the Board designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations. The Adviser acts through its Rule 2a-5 Committee (the “Valuation Committee”) in accordance with the Trust’s and the Adviser’s policies and procedures (collectively, the “Valuation Procedures”). While fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability.

The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value (“NAV”) that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures.

Pursuant to policies adopted by the Board, the Valuation Designee reports all fair valued securities to the Board at least quarterly. The Board monitors and evaluates the Fund’s use of fair value pricing. These securities will be categorized as Level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of

August 31, 2026.

M3Sixty Income and Opportunity Fund
Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$13,034,485	$—	$—	$13,034,485
Closed-End Fund (2)	78,800	—	—	78,800
Preferred Stock (2)	537,320	—	—	537,320
Exchange-Traded Fund (2)	587,700	—	—	587,700
Government Bond	—	497,793	—	497,793
Short-Term Investment	820,290	—	—	820,290
Total Assets	$15,058,595	$497,793	$—	$15,556,388

(1)       As of and for the nine months ended August 31, 2026, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)       For a detailed break-out of common stock preferred stock by investment type and CEFs and ETFs by investment type, please refer to the Schedule of Investments.

M3Sixty Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

August 31, 2026 (Unaudited)

Investment Risks

ETFs – The Fund may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

Government Securities – The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund’s participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Derivative Transactions

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the nine months ending August 31, 2026, are recorded in the following locations in the Statement of Operations:

Net realized gain/(loss) on:	Location	Equity Contracts
Put options purchased	Investments	$12,867
Call options written	Options written	18,235
Put options written	Options written	—
		$31,102

M3Sixty Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

August 31, 2026 (Unaudited)

Derivative Transactions (Continued)

For the nine months ending August 31, 2026, the average month-end notional value of purchased and written option contracts for the Fund was $0 and $274,135 respectively. The primary risk category for all open options positions during the period was equity risk.

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments on August 31, 2026 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$14,338,930	$2,638,217	$(1,420,759)	$1,217,458

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.